UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2018

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BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

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Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                                ☒

2.01        Completion of Acquisition or Disposition of Assets

Effective after the close of business on November 30, 2018, Business First Bancshares, Inc. (“Business First”), the holding company for Business First Bank, Baton Rouge, Louisiana, completed its previously announced acquisition of Richland State Bancorp (“RSBI”), the holding company for Richland State Bank, Rayville, Louisiana.

The acquisition was completed pursuant to the previously announced Agreement and Plan of Reorganization (the “Merger Agreement”), dated June 1, 2018, by and between Business First and RSBI. In accordance with the terms of the Merger Agreement, at the effective time, RSBI was merged with and into Business First, with Business First surviving the merger. Immediately following the holding company mergers, Richland State Bank was merged with and into Business First Bank, with Business First Bank as the surviving bank.

Pursuant to the terms of the Merger Agreement, all of the issued and outstanding shares of RSBI common stock were converted into the right to receive aggregate stock consideration of 1,679,608. RSBI made a special distribution of $10,627,737 in cash to its shareholders prior to closing, which, under the terms of the Merger Agreement, eliminated the $10,627,737 in aggregate cash consideration to be paid by Business First to RSBI’s shareholders

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Business First’s Current Report on Form 8-K filed on June 4, 2018, and is incorporated herein by reference.

5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2018, Business First Bancshares, Inc. (“Business First”) formally appointed N. Jerome Vascocu to fill a vacant directorship on its Board of Directors. Mr. Vascocu’s initial term will expire at the 2019 annual meeting of the shareholders of Business First. Mr. Vascocu was also appointed as a director of Business First’s wholly-owned banking subsidiary, Business First Bank. Mr. Vascocu was appointed to the Board of Directors pursuant to the terms of the Merger Agreement, as previously disclosed on the Current Report on Form 8-K filed by Business First on June 4, 2018, and Exhibit 2.1 thereto, which are incorporated herein by reference.

Mr. Vascocu also serves Chairman of the Northeast Louisiana Region for Business First Bank, pursuant to the terms of an employment agreement, dated June 1, 2018, between Business First Bank and Mr. Vascocu, which was conditioned upon and effective at closing of the acquisition of RSBI. The employment agreement provides for a term of two years. Under the terms of the employment agreement, Mr. Vascocu will receive a base salary of $255,000 per year and will be eligible to earn an annual bonus payment pursuant to an annual incentive bonus program of not less than 25% or more than 35% of Mr. Vascocu’s base salary. Mr. Vascocu is also eligible to participate in the employee benefit plans sponsored by Business First. During the two-year period following the expiration or termination of the employment agreement, Mr. Vascocu has agreed to certain non-solicitation and non-competition terms that inure to the benefit of Business First Bank. The employment agreement also contains other customary covenants and conditions.

Mr. Vascocu, a native of Minden, Louisiana, attended Louisiana Tech University on a track scholarship and obtained his master’s degree there.  He is also a graduate of the Southwestern Graduate School of Banking at SMU in Dallas, Texas.  His banking career spans forty-five years, including the last twenty years as President and CEO of Richland State Bank.  Earlier in his career, Mr. Vascocu was an organizer, board member, and executive officer of American Bank of Ruston, N.A., (now Iberia Bank), and also served as Compass Bank market president in Oxford, Alabama, and Auburn, Alabama.  Business First believes that Mr. Vascocu’s depth of banking experience, and his knowledge of the North Louisiana economy will be meaningful contributions to the vision of Business First.

8.01        Other Events.

On December 3, 2018, Business First issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the completion of its acquisition of RSBI.

9.01        Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Business First Bancshares, Inc., dated December 3, 2018

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Business First cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the merger of Business First and RSBI, including future financial and operating results; Business First’s plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the risk that the businesses will not be integrated successfully; (ii) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (iii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (iv) the diversion of management time on merger-related issues; and (v) other factors which Business First discusses or refers to in the “Risk Factors” section of its most recent Annual Report on Form 10-K filed with the Commission. Each forward-looking statement speaks only as of the date of the particular statement and Business First undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 3, 2018

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by Business First Bancshares, Inc., dated December 3, 2018